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                                                                    EXHIBIT 10.1


                      SECOND AMENDMENT TO OPERATING LEASE


     THIS SECOND AMENDMENT TO OPERATING LEASE is entered into as of the 20th day of February, 1998 between R/K VENTURES UNIT I LIMITED PARTNERSHIP, an Arizona limited partnership ("Landlord"), and WINCUP HOLDINGS, INC., a Delaware corporation ("WINCUP"), a wholly owned subsidiary of RADNOR HOLDINGS CORPORATION, a Delaware corporation ("Tenant").

                                    RECITALS
                                    --------

     A. Landlord and WMF CONTAINER CORPORATION ("WMF") entered into an Operating Lease dated as of August 20, 1987 (the "Original Lease") relating to the lease by Landlord to Tenant of certain premises located in Maricopa Count, Arizona, more particularly described therein.

     B. On October 27, 1988, SCOTT PAPER COMPANY, a Pennsylvania corporation, acquired all the outstanding capital stock of WMF, and thereafter the name of WMF was changed to SCOTT CONTAINER PRODUCTS GROUP, INC. ("SCPG").

     C. Landlord and SCPG amended the Operating Lease by executing that certain FIRST AMENDMENT TO OPERATING LEASE dated 30 November, 1990 (the "First Amendment") (the original Lease as amended by the First Amendment is referred to as the "Lease").

     D. On Feb. 28, 1992, Tenant acquired all the outstanding capital stock of SCPG and thereafter the name of the tenant under the lease was changed to WINCUP HOLDINGS, INC.

     E. On Jan. 20, 1996, Tenant and JAMES RIVER PAPER COMPANY, INC., formed a limited partnership known as WINCUP HOLDINGS, L.P. (the "Partnership"), and assigned the Lease to the Partnership.

     F. On July 7, 1997, the Partnership dissolved and assigned the Lease to Tenant.

     G.   Landlord and Tenant desire to amend the Lease as follows:

          (i)  To confirm the Tenant's exercise of the first extension option;
          (ii) to convert the rent to a fixed RENT as set forth within Par. 4 Refinancing of the First Amendment; (iii) to delete the rent
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          calculations as set forth by the formula under Pars. 3(b) and 3(d) of the First Amendment, beginning as of Sept. 01, 1998, and; (iv) to remove the provisions within the Lease for: the Expansion Land Parcels; and for improvements to and expansion of the building facilities.

          NOW THEREFORE for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

                                   AGREEMENT
                                   ---------

     1.   Definitions.  All capitalized terms used herein and not defined herein
          -----------
have the meanings set forth in the Lease.
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     2.   Commencement Date.  Landlord and Tenant agree that the Commencement
          -----------------
Date was June 1, 1988 and that the original term of the Lease shall expire on August 31, 1998. Landlord and Tenant agree that Tenant has exercised its first extension option, that the first extension period shall begin on Sept. 01, 1998, and that the first extension period term shall expire on August 31, 2008.

     3.   Rent.  Landlord and Tenant reaffirm that Paragraph 4(a) of the
          ----
Original Lease is and has been inapplicable, as previously deleted. The Rent provisions and calculations as set forth within the First Amendment shall remain in effect through the end of the initial term, except upon the Allstate Life Insurance Company Loan No. 121597 permanent loan financing (the "Allstate Financing") being closed, the Rent shall be readjusted based on the interest rate of the Allstate Financing.

     4.   Rent in Option Periods
          ----------------------

          (a) Upon the Allstate Financing occurring, the Rent during the first option period shall be modified as follows, in lieu of the Rent described in
Section 18(a) (i), and (iii) of the Original Lease; and par. 3(d)(i) of the First Amendment.

               (i) Rent during the first option period (commencing Sept. 01, 1998):

                      (A) For the one hundred twenty-fourth through one hundred fifty-ninth month following the Commencement Date, Tenant's Rent shall be: $68,316.00/Mo.-NNN.

                      (B) For the one hundred sixtieth through one hundred eighty-third months following the Commencement Date, Tenant's Rent shall be: $71,736.00/Mo.-NNN.

                      (C) For the one hundred eighty-fourth through two hundred nineteenth months following the Commencement Date, Tenant's Rent shall be: $75,557.00/Mo.-NNN.

                      (D) For the two hundred twentieth through two hundred forty-third months following the Commencement Date, Tenant's Rent shall be: $76,824.00/Mo.-NNN.

          (b) If Tenant exercises the second option to extend the term of the Lease for a second 120 month period, as provided in Section 18(a) of the Original Lease, the Rent during the second option period shall be as follows in lieu of the Rent described in Section 18(a)(ii), and (iii) of the Original Lease, and Par. 3(d) of the First Amendment.

               (i) Rent during the second option period (commencing Sept. 01, 2008):

                      (A) For the two hundred forty-fourth through two hundred seventy-ninth months following the Commencement Date, Tenant's Rent shall be: $79,351.00/Mo.-NNN.

                      (B) For the two hundred eightieth through three hundred third months following the Commencement Date, Tenant's Rent shall be: $80,773.00/Mo.-NNN.

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                      (C)   For the three hundred fourth through three hundred
               thirty-ninth months following the Commencement Date, Tenant's Rent shall be: $80,733.00/Mo.-NNN.

                      (D) For the three hundred fortieth through three hundred sixty-third months following the Commencement Date, Tenant's Rent shall be: $80,733.00/Mo.-NNN.

          (c)  Paragraph 21. Tenant's Default; Remedies. (c) Rental Late Charges
                             --------------------------      -------------------
               and Interest.
               ------------

               (i) Revise second sentence to: - Accordingly, if any installment of Rent due from Tenant shall not be received by Landlord within five (5) days after such amount shall be due, Tenant shall pay Landlord a late charge equal to three percent (3%) of such overdue amount.
               (ii) Revise fourth sentence to: - In the event any installment of Rent due from Tenant shall be received within ten (10) days following the above referenced five (5) day period, interest on such overdue amount, and on any late charges or such overdue amount, shall begin to accrue at a rate equal to two (2) percentage points added to the prime lending rate of Wells Fargo Bank, as published from time to time, and shall be due and payable when such overdue amount is paid.

     5.   Refinancing.  As requested by Tenant, the Landlord shall cooperate
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with Tenant to obtain beneficial long term underlying loan and rate of interest.
The Tenant shall pay all costs incurred by landlord in connection with the Allstate Financing. The costs of the Allstate Financing shall be added to the Rent as additional Rent and shall be amortized beginning the month after closing of the Allstate Financing, through the end of the First Extension period.

     6.   Parcel 2 and Parcel 3.  Paragraphs 19 and 20 of the Lease are hereby
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deleted in their entirety.  From and after the date hereof, the Premises shall not include Parcel 2 and Parcel 3, and all references in the Lease to the Premises are hereby amended to refer only to Parcel 1, the Parcel 1 Improvements and the Appurtenances.

     7.   Notices.  The addresses for notices contained in Section 25 of the
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Original Lease shall be changed to the following addresses, subject to the right of either party to modify its address in the manner specified in Section 25.

          If from Tenant to Landlord:

               R/K Ventures Unit I Limited Partnership
               c/o RGR Development Corp.
               4515 South McClintock Drive
               Suite 220
               Tempe, Arizona 85282
               Attention:  Ronald G. Roth - General Partner

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          If from Landlord to Tenant:

               WINCUP HOLDINGS, INC.
               7980 West Buckeye Road
               Phoenix, Arizona  85043
               Attention: Donald Rogalski, Sr. Vice President with a copy to the Controller at the above address

     8.   Confirmation.  The parties hereto hereby confirm that the foregoing
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constitutes an amendment to the Original Lease and the First Amendment and that the Original Lease, as so amended, shall remain in full force and effect and is not otherwise amended.

          IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT TO OPERATING LEASE as of the day and year first above written.

                    "LANDLORD"

                    R/K VENTURES UNIT LIMITED PARTNERSHIP,
                    an Arizona limited partnership


                         By:  K-F-T LIMITED PARTNERSHIP, an Arizona
                              limited partnership.  Its General Partner


                         By:  Kite Family Companies, Inc. an Arizona
                              corporation.  Its General Partner

                              By: /s/ Robert H. Kite
                                 --------------------------------------------
                              Robert H. Kite
                              President


                                  /s/ Ronald G. Roth
                              -----------------------------------------------
                              RONALD G. ROTH, General Partner


                                  /s/ Roy A. Kite, Jr.
                              -----------------------------------------------
                              ROY A. KITE, JR., General Partner


                    "TENANT"

                    WINCUP HOLDINGS, INC.

                         By:  /s/ Donald Rogalski
                             -----------------------------------------
                         Its: Sr VP Admin
                             ----------------------------------------

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